Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (the “Agreement”), dated as of February 28, 2025, is made between Agape ATP Corporation, a company incorporated with limited liability in the State of Nevada, United States of America (“US” or “U.S.”) (the “Company”), and the subscriber set forth in the signature pages (the “Signature Pages”) attached hereto (the “Subscriber”). The Subscriber is sometimes referred to as the “Investor”. Each of the Subscribers and Company shall collectively be referred to as the “Parties”, and each, a “Party”.

RECITALS

WHEREAS, the Subscriber desires to subscribe for and purchase, and the Company desires to issue and sell, pursuant to Rule 903 of Regulations (“Regulation S”) as promulgated by the U.S Securities and Exchange Commission under the Securities Act (as defined below), certain number of shares of common stock, par value US$0.0001 per share, (“Common Stock”) pursuant to the terms and conditions set forth in this Agreement.

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Regulation S.

WHEREAS, the Subscriber is a “non-US person” as defined in Regulation S, subscribing for the Subscription Shares solely for its own account for the purpose of investment.

WHEREAS, before the Registration Period Start Date (as defined hereunder), the Company is entering into various other Regulation S subscription agreements of substantially the same form as this Agreement (the “Other Subscription Agreements” and together with this Agreement, the “Subscription Agreements”) with certain other Regulation S investors (the “Other Subscribers” and together with Subscriber, the “Subscribers”), pursuant to which such investors have agreed to purchase other Subscriptions Shares (as defined herein) (the “Other Subscription Shares”), and together with the Subscription Shares (together with the Other Subscription Shares, the “Aggregate Subscription Shares”), an aggregate amount of up to 46,000,000 shares of Common Stock of the Company at the Purchase Price as defined below of US$0.50 per share payable in Renminbi at the Currency Exchange Rate of RMB7.2501 to US$1.00.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereto, intending to be legally bound, agrees as follows:

ARTICLE I DEFINITIONS

1.1 Certain Defined Terms. For the purposes of this Agreement, save as elsewhere defined:

“Affiliate” means any Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means any day that is not a Saturday, a Sunday or any other day on which banks are required or authorized by Law to be closed in the U.S., or Malaysia.

“Control” (including “Controlled by” and “under common Control with”) means with respect to the relationship between or among two or more Persons, the possession of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of a majority of the outstanding voting securities, or having the right to appoint a majority of the members of the board of directors, or as trustee, personal representative or executor, by contract, credit arrangement or otherwise.

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“Currency Exchange Rate” means US$1 = RMB7.2501.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Governmental Authority” means any U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar government, taxation, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

“Law” means any U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar statute, law, ordinance, regulation, rule, code, order, requirement or rule of law (including common law).

“Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

“MYR” means Malaysian Ringgit.

“Common Stock” means the shares of common stock, par value US$0.0001 per share, in the share capital of the Company.

“Purchase Price” means US$0.50 per share of Common Stock, payable in RMB calculated based on the Currency Exchange Rate.

“Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.

“RMB” means Renminbi.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“SEC Documents” means all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material), and the foregoing materials, including the exhibits thereto and documents incorporated by reference therein.

“SEC” means the U.S. Securities and Exchange Commission.

“Transaction Document” means, collectively, this Agreement and each of the other documents entered into or delivered by the parties hereto or their respective Affiliates in connection with the transactions contemplated by this Agreement.

“US$” or “$” means the United States Dollars, the lawful currency of the United States of America.

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1.2 Interpretation and Rules of Construction. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

(a) when a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated;

(b) the table of contents and headings in this Agreement are inserted for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

(c) whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”;

(d) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

(e) whenever the word “day” is used in this Agreement, it shall be deemed to refer to a calendar day;

(f) all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement, unless otherwise defined therein;

(g) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

(h) any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law or statute as from time to time amended, modified or supplemented, including by succession of successor Laws;

(i) references to a Person are also to its successors and permitted assigns; and

(j) the use of “or” is not intended to be exclusive unless expressly indicated otherwise.

ARTICLE II

PURCHASE AND SALE; CLOSING

2.1 Subscription and Issuance of Common Stock. Upon the terms and subject to the conditions of this Agreement, at Closing (as defined below), the Subscriber hereby agrees to subscribe for and purchase, and the Company hereby agrees to issue and sell to the Subscriber the number of shares of Common Stock set forth on the Signature Page (the “Subscription Shares”) at the Purchase Price with the aggregate Purchase Price set forth on the Signature Page.

2.2 Closing of Share Subscription. Subject to satisfaction or, to the extent permissible, waiver by the Party or Parties entitled to the benefit of the relevant conditions, of all the conditions (other than conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at Closing), the closing of the sale and purchase of the Subscription Shares pursuant to this Section 2.2 (the “Closing”) shall take place remotely by electronic means within thirty (30) Business Days as may be agreed by the Subscriber and the Company in writing (the “Closing Date”).

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2.3 Closing Deliveries. At the Closing, the following shall occur:

(a) the Subscriber shall deliver or cause to be delivered a fully completed, executed and dated Subscription Agreement and shall pay, or cause to be paid, the aggregate Purchase Price to the Company by wire transfer of immediately available funds in RMB or such other currency as mutually agreed in writing by the Parties, to such bank account as designated in writing by the Company on the Closing Date;

(b) the Company shall deliver to the Subscriber the Subscription Shares in book entry form upon the clearing of transfer of the aggregate Purchase Price;

(c) The Subscriber acknowledges and understands that (a) the Subscription Shares have not been registered under the Securities Act, or applicable U.S. state securities laws, (b) that the Subscription Shares are deemed to be “restricted securities” under the Securities Act and applicable U.S. state securities laws and (c) the purchase of the Subscription Shares is taking place in a transaction not involving a public offering or U.S. Persons. Furthermore, the Subscriber is aware and understands that any resale inconsistent with the Securities Act may create liability on the Subscriber’s part and/or the part of the Company, and agrees not to assign, sell, pledge, transfer or otherwise dispose of or transfer any such Subscription Shares, unless registered under the Securities Act and applicable U.S. state securities laws, or an opinion is given by counsel satisfactory to the Company that such registration is not required. The Company will issue the Subscription Shares purchased by the Subscriber in the name of the Subscriber and in such denominations to be specified by the Subscriber prior to the Closing. The Subscription Shares will bear the following legend (the “Legend”), and appropriate “stop transfer” instructions:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSIONER OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT. TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

ARTICLE III

Representations and Warranties of the Company

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Subscriber:

(a) Subsidiaries. As at the date of this Agreement, the only subsidiaries of the Company are as disclosed in Schedule 3.1(a) The Company owns, directly or indirectly, all or a majority of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

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(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby including, but not limited to the registration rights provided by Article V of this Agreement do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

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(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to this Agreement, (ii) the filing with the Commission pursuant to the Registration Rights set out in Article V of this Agreement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission if so required and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents and recorded in the Company’s register of members, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

(g) Capitalization. The Company is authorized to issue 500,000,000 shares of common stock and 200,000,000 shares of preferred stock of par value US$0.0001 each and, as of the date hereof, 4,005,381 shares of common stock are issued and outstanding. All of such issued and outstanding shares of common stock of the Company are fully paid and nonassessable. Except as waived prior to the date hereof, (A) no shares of common stock of the Company are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any shares of common stock of the Company or any of the Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to issue additional shares of common stock of the Company or any of the Subsidiaries, or options, warrants or scrip for rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of common stock of the Company or any of the Subsidiaries, other than any equity awards issued pursuant to the Company’s equity incentive plans; (C) there are no agreements or arrangements under which the Company or any of the Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights set out in Article V of this Agreement ); (D) there are no outstanding securities or instruments of the Company or any of the Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to redeem a security of the Company and no other shareholder or similar agreement to which the Company or any of the Subsidiaries is a party; (E) there are no securities or instruments containing anti-dilution or similar provisions that will or may be triggered by the issuance of the Shares; and (F) the Company does not have any share appreciation rights or “phantom share” plans or agreements or any similar plan or agreement.

(h) SEC Reports; Financial Statements. Except as set forth on Schedule 3.1(h), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign)(collectively, an “Action”). None of the Actions adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

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(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non- competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(l)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Subscribers a copy of any disclosures provided thereunder. The Company will notify the Subscribers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person.

(n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

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(o) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(p) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within six (6) from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q) Insurance. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r) Transactions with Affiliates and Employees. Except as set forth in SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, shareholder, member or partner, in each case in excess of US$100,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(s) Sarbanes-Oxley; Internal Accounting Controls. Except as disclosed in SEC Reports, the Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. Except as disclosed in SEC Reports, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

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(t) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Subscribers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(u) Private Placement. Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(v) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(w) Registration Rights. Except as set out in Article V of this Agreement, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(x) Listing and Maintenance Requirements. The shares of common stock of the Company are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the shares of common stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth on Schedule 3.1(x), the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the shares of common stock are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The shares of common stock of the Company are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

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(y) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti- takeover provision under the Company’s articles of association or the laws of its state of incorporation that is or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Subscribers’ ownership of the Securities.

(z) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Subscribers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Subscribers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Subscribers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Subscriber makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(aa) No Integrated Offering. Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(bb) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of US$200,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of US$200,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

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(cc) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all applicable United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(dd) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Subscribers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ee) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(ff) Accountants. The Company’s accounting firms are set forth on Schedule 3.1(ff) of the Disclosure Schedules. To the knowledge and belief of the Company, such accounting firm is a registered public accounting firm as required by the Exchange Act.

(gg) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

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(hh) Acknowledgment Regarding Subscribers’ Purchase of Securities. The Company acknowledges and agrees that each of the Subscribers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Subscriber is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Subscriber or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Subscribers’ purchase of the Securities. The Company further represents to each Subscriber that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ii) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(jj) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(kk) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(ll) Other Covered Persons. The Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(mm) Due Execution. The execution and delivery by the Company of this Agreement and any other Transaction Document to which the Company is a party, the performance by the Company of its obligations hereunder and thereunder, and the consummation by the Company of the transactions contemplated hereby and thereby have been or will be on or prior to the Closing Date duly authorized by all requisite action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by the Subscriber) this Agreement constitutes, and upon their execution the Transaction Documents to which the Company is a party shall constitute, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

(nn) Non-U.S. Transaction. Neither the Company nor its authorized persons has engaged, nor will engage, in any directed selling efforts to a U.S. Persons (as defined Rule 902 of Regulation S promulgated under the Securities Act) with respect to the Subscription Shares and the Company and its authorized persons has complied and will comply with the “offering restrictions” requirements of Regulation S. The transactions contemplated hereby have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act. Neither the Company nor its authorized persons has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Subscription Shares. The Company agrees not to cause any advertisement of the Subscription Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Subscription Shares, except such advertisements that include the statements required by Regulation S, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

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ARTICLE IV

Representations and Warranties of the Subscriber

4.1 Representations and Warranties of the Subscribers. Each Subscriber, for itself and for no other Subscriber, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Subscriber is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Subscriber of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Subscriber. Each Transaction Document to which it is a party has been duly executed by such Subscriber, and when delivered by such Subscriber in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Subscriber, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Understandings or Arrangements. Such Subscriber is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Subscriber’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Subscriber understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such Securities as principal for his, her or its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Subscriber’s right to sell such Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Subscriber is acquiring the Securities hereunder in the ordinary course of its business.

(c) [Reserved].

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(d) Experience of Such Subscriber. Such Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Subscriber is not, to such Subscriber’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Subscriber, any other general solicitation or general advertisement.

(f) Access to Information. Such Subscriber acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision regarding the transactions contemplated hereunder.

(g) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Subscriber has not, nor has any Person acting on behalf of or pursuant to any understanding with such Subscriber, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Subscriber first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Subscriber’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Subscriber has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(h). Independent Investment Decision. Such Subscriber has independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents, and such Subscriber confirms that it has not relied on the advice of any other Subscriber’s business and/or legal counsel in making such decision. Such Subscriber understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Subscriber in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Subscriber has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(i). Acknowledgment of Risks. Such Subscriber acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation: (i) an investment in the Company is speculative, and only Subscribers who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) such Subscriber may not be able to liquidate its investment; (iii) transferability of the Securities is extremely limited; (iv) in the event of a disposition of the Securities, such Subscriber could sustain the loss of its entire investment; (v) the Company has not paid any dividends on its shares of common stock since inception and does not anticipate the payment of dividends in the foreseeable future; (vi) the foregoing risks are more fully set forth in the SEC Reports; and (vii) that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

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(j). No Governmental Review. Such Subscriber understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(k). Transfer or Resale. Such Subscriber understands that, except as provided in the Registration Rights Agreement, (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Subscriber shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Subscriber provides the Company with reasonable assurance that such Securities have been or can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto); and (ii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder other than pursuant to the Registration Rights Agreement.

(l). Brokers and Finders. No Person (as defined above) will, to such Subscriber’s knowledge, have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any other Subscriber for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Subscriber. The purchase of Securities by such Subscriber has not been solicited by or through anyone other than the Company.

(m). No Conflicts. The execution, delivery and performance by each such Subscriber of the Transaction Documents and the consummation by Subscriber of the transactions contemplated thereby will not (i) in the case that Subscriber is a corporation, partnership, limited liability company or other entity, result in a violation of the organizational documents of Subscriber, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Subscriber is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Subscriber, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Subscriber to perform its obligations hereunder.

(o). Representations by Non-United States Persons. Each Subscriber represents and warrants to the Company as follows: (i) Subscriber is not a U.S. person as that term is defined under Rule 902 of Regulation S; (ii) at the time the purchase was originated, Subscriber was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement; (iii) Subscriber is purchasing the Shares for its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States. The Subscriber hereby further represents that the Subscriber has satisfied the laws of the Subscriber’s jurisdiction in connection with any invitation to subscribe for the Securities or any use of the Transaction Documents, including (i) the legal requirements within the Subscriber’s jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Subscriber’s subscription and payment for, and the Subscriber’s continued beneficial ownership of, the Securities will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

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(p). No Disqualification Events. To Subscriber’s knowledge, neither (i) the Subscriber, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by the Subscriber is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.

(q). Anti-Money Laundering Laws. Such Subscriber represents and warrants to, and covenants with, the Company that: (i) such Subscriber is in compliance with the regulations administered by the U.S. Department of the Treasury (“Treasury”) Office of Foreign Assets Control; (ii) such Subscriber, its parents, subsidiaries, affiliated companies, officers, directors and partners, and to such Subscriber’s knowledge, its shareholders, owners, employees, and agents, are not on the List of Specially Designated Nationals and Blocked Persons maintained by Treasury and have not been designated by Treasury as a financial institution of primary money laundering concern subject to special measures under Section 311 of the USA PATRIOT Act, Pub. L. 107-56; (iii) to such Subscriber’s knowledge, the funds to be used to acquire the Securities are not derived from activities that contravene applicable anti-money laundering laws and regulations; (iv) such Subscriber is in compliance in all material respects with applicable anti money laundering laws and regulations and has implemented anti money laundering procedures that are designed to comply with applicable anti- money laundering laws and regulations, including, as applicable, the requirements of the Bank Secrecy Act, as amended by the USA PATRIOT Act, Pub. L. 107 56; and (v) to the best of its knowledge none of the funds to be provided by such Subscriber are being tendered on behalf of a person or entity who has not been identified to the Company by such Subscriber.

4.2 Non-Political Figure. To the best of the Subscriber’s knowledge, none of (i) the Subscriber, (ii) any person controlling or controlled by the Subscriber, (iii) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (iv) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure1, a special interest person2, or any immediate family member3 or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

1A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government- owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

2A “special interest person” shall be any individual who is alleged to have been involved in a criminal activity that falls under the following categories: corruption, financial crime, trafficking, organized crime, terror, tax crime.

3”Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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4.3 Non-U.S. Transaction. The Company may only make offers to sell the Subscription Shares to persons outside the United States in this offering and, if applicable, at the time any buy order is originated, the buyer is outside the United States. The Subscriber has not received an offer to purchase Subscription Shares inside the United States and will not originate a buy order inside the United States. The Subscriber has not received, and is not aware of, any advertisement in a publication with a general circulation in the United States (as described in Rule 902 of Regulation S) that refers to the offering and sale of the Subscription Shares.

4.4 Due Execution. The execution and delivery by the Subscriber of this Agreement and any other Transaction Document to which the Subscriber is a party, the performance by the Subscriber of its obligations hereunder and thereunder and the consummation by the Subscriber of the transactions contemplated hereby and thereby have been or will be on or prior to the Closing Date duly authorized by all requisite action on the part of the Subscriber. This Agreement has been duly executed and delivered by the Subscriber, and (assuming due authorization, execution and delivery by the Company) this Agreement constitutes, and upon their execution the Transaction Documents to which the Subscriber is a party shall constitute, legal, valid and binding obligations of the Subscriber, enforceable against the Subscriber in accordance with their respective terms.

4.5 Proportionate Commitment. The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth and the Subscriber’s investment in the Company will not cause such overall commitment to become excessive. The Subscriber has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the Subscriber’s investment in the Company, and the Subscriber has no need for liquidity in this investment.

4.6 Truth and Accuracy. The Company and the other subscribers are relying on the truth and accuracy of the declarations, representations and warranties herein made by the Subscriber. Accordingly, the foregoing representations and warranties and undertakings are made by the Subscriber with the intent that they may be relied upon in determining his/her suitability as a subscriber. The Subscriber agrees that such representations and warranties shall survive the acceptance of the Subscriber, and the Subscriber indemnifies and agrees to hold harmless, the Company and each other subscriber from and against all damages, claims, expenses, losses or actions resulting from the untruth of any of the warranties and representations contained in this Agreement.

4.7 Consents and Approvals. The execution, delivery and performance by the Subscriber of this Agreement does not and will not require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Authority. The execution, delivery and performance by the Company to the Subscriber of this Agreement does not and will not require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Authority. The Subscriber is not acting on behalf of, or for the benefit for, nor does it intend to transfer the Subscription Shares to any party that will require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Authority.

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4.8 Notice. The foregoing representations and warranties are true as of the date of this Agreement and shall be true as of the date the Company issues and sells Subscription Shares to the Subscriber. If such representations and warranties shall not be true in any respect prior to such date, the Subscriber will give prompt written notice of such fact to the Company.

ARTICLE V

Registration Rights

5.1 Initial Mandatory Registration. The Company shall prepare, and, as soon as reasonably practicable, but in no event later than forty-five (45) calendar days (the “Initial Filing Deadline”), file with the SEC a Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Subscribers may reasonably specify, in respect of which the Company may use a registration statement on Form S-3 (or any successor short form registration statement available for such resale that permits incorporation by reference at least to the same extent as such form) or, if a registration statement on Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities. The initial Registration Statement prepared pursuant hereto (“Initial Registration Statement”) shall register for resale at least the number of Registrable Securities as determined as of the date the Initial Registration Statement is initially filed with the SEC (subject to subsequent reduction if directed by the staff of the SEC). The Company shall use commercially reasonable efforts to have the Initial Registration Statement declared effective by the SEC as soon as reasonably practicable, and, other than with respect to Grace Periods, shall use commercially reasonable efforts to have the Initial Registration Statement remain continuously effective under the 1933 Act until such date on which there are no longer any Registrable Securities covered by such Initial Registration Statement.

“Registrable Securities” means, as of any date of determination, (a) all shares of Common Stock issued pursuant to the Subscription Agreements, and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the holder of the Registrable Securities in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Company’s transfer agent and the affected holder of the security (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate (as such terms are used in and construed under Rule 405 under the Securities Act) of the Company, as reasonably determined by the Company, upon the advice of counsel to the Company.

5.2 Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of any Registrable Securities hereunder, the Company shall file a required Registration Statement on Form S-1.

5.3 Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 5.1 is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Company shall promptly inform each Subscriber whose Registrable Securities are not fully covered by such Registration Statement and, as soon as reasonably practicable, amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover Registrable Securities consisting of at least that number of shares of common stock equal to 100% of the number of Registrable Securities as of two (2) trading days immediately preceding the date of the filing of such amendment or new Registration Statement. The Company shall use commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as reasonably practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if as of any date of determination, the number of Ordinary Shares available for resale under the Registration Statement is less than 100% of the number of Registrable Securities.

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5.4 Related Obligations. At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Article V the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the applicable Initial Filing Deadline) and use commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as reasonably practicable after such filing. The Company shall use commercially reasonable efforts to respond to written comments received from the SEC upon a review of a Registration Statement within fourteen (14) Business Days. If the Company is notified by the SEC that such Registration Statement will not be reviewed or will not be subject to further review and the effectiveness of such Registration Statement may be accelerated, the Company shall, subject to Section 3(c), file with the SEC a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the 1933 Act within five (5) Business Days after the date that the Company is so notified by the SEC. Except if a Grace Period is in effect, the Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all of the Subscribers may sell all of the Registrable Securities covered by such Registration Statement pursuant to Rule 144 or an applicable exemption from registration under the 1933 Act without limitation, restriction or condition (including any current public information requirement) thereunder, (ii) the date on which the Subscribers have sold all of the Registrable Securities covered by such Registration Statement in accordance with such Registration Statement or pursuant to Rule 144 and (iii) the date that all Registrable Securities have ceased to be Registrable Securities (the “Registration Period”).

b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement during the Registration Period. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section) by reason of the Company filing a report on Form 8-K, Form 10- Q, Form 10-K or any analogous report under the 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC.

c. The Company shall, upon request, (A) permit Subscriber to review and comment upon (i) the Initial Registration Statement at least two (2) Business Days prior to its filing with the SEC, and (ii) all other Registration Statements and all amendments and supplements to all Registration Statements (except for annual reports on Form 10-K, and current reports on Form 8-K, and any similar or successor reports) within two (2) Business Days prior to their filing with the SEC, and (B) not file any document, registration statement, amendment or supplement described in the foregoing clause (A) in a form to which Subscriber reasonably objects.

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d. The Company shall furnish to each Subscriber, upon request, without charge, such documents, including copies of any Prospectus (preliminary, final, summary or free writing), as such Subscriber may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Subscriber.

e. The Company shall use commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Subscribers of the Registrable Securities covered by a Registration Statement under the securities or applicable state blue sky or state securities laws (“Blue Sky”) laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions or obtain exemptions from the registration and qualification requirements of such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section, (y) subject itself to general taxation in any jurisdiction, or (z) file a general consent to service of process in any jurisdiction in which it is not currently so qualified or subject to general taxation or has not currently so consented. The Company shall promptly notify Subscriber of the receipt by the Company of any notification with respect to the suspension of the registration or qualification (or exemption from qualification) of any of the Registrable Securities for sale under the securities or Blue Sky laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

f. The Company shall notify Subscriber of the happening of any event, as promptly as reasonably practicable after becoming aware of such event, as a result of which, in the case of a Registration Statement, it includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus included in a Registration Statement, it includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus until the requisite changes have been made (provided that in each notice the Company shall not disclose any material non-public information to any Subscriber unless otherwise requested in writing by such Subscriber which Subscriber agrees in writing to hold such information in confidence until such time as it is disclosed in the Company’s sole discretion). The Company shall also promptly notify Subscriber and each Subscriber in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (promptly providing written notice of such effectiveness to each Subscriber), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or related information and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

g. The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement (other than during an Allowable Grace Period, as defined below), or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible time and to notify Subscriber of the issuance of such order or suspension and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

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h. The Company shall hold in confidence and not make any disclosure of information concerning an Subscriber provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.

i. The Company shall use commercially reasonable efforts to cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or trading market on which securities of the same class or series issued by the Company are listed, and with the same CUSIP. For the avoidance of doubt, and subject to Section 5, the Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

j. The Company shall provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the applicable Registration Statement.

k. The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

l. Promptly after a Registration Statement which covers applicable Registrable Securities is declared effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities (and provide written notice to the Subscribers whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC; provided that if the Company changes its transfer agent, it shall immediately deliver any previously delivered notices under this Section and any subsequent notices to such new transfer agent.

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m. Grace Period.

i. Following the effectiveness of such Registration Statement (and the filings with any federal or state securities commissions), the Company, by written notice to the Subscribers, may direct the Subscribers to suspend sales of the Registrable Securities pursuant to such Registration Statement for such times as the Company reasonably may determine is necessary and advisable (a “Grace Period”), if any of the following events shall occur (each, a “Grace Period Event”):

(1)	there is material non-public information regarding the Company which (A) the Company determines not to be in the Company’s best interest to disclose, (B) would, in the good faith determination of the Company, require any revisions to the Registration Statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) which the Company is not otherwise required to disclose;

(2)	there is a significant bona fide business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer or other similar transaction) available to the Company which the Company determines not to be in the Company’s best interest to disclose; or

(3)

the Company is required to file a post-effective amendment to a Registration Statement to incorporate the Company’s quarterly or annual reports or audited financial statements on Form 8-K, Form 10-Q or Form 10-K.

ii. The Company shall (A) promptly provide written notice to the Subscribers of the occurrence giving rise to a Grace Period and the date on which the Grace Period will begin (a “Grace Period Notice”), and (B) as soon as such date may be determined, promptly provide written notice to the Subscribers of the date on which the Grace Period ends (an “End of Grace Period Notice”).

iii. Any Grace Period Notice shall state that such Grace Period shall continue only for so long as the Grace Period Event or its effect is continuing and that the Company is taking all reasonable steps to terminate suspension of the effectiveness of the Registration Statement as promptly as possible. The Subscribers shall not affect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Grace Period Notice from the Company and prior to receipt of an End of Grace Period Notice. The Subscribers may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) receipt of an End of Grace Period Notice from the Company, which notice shall be given by the Company promptly following the conclusion of any Grace Period Event.

iv. No Grace Period shall (A) exceed ninety (90) consecutive days, (B) during any three hundred sixty-five (365) day period, exceed an aggregate of one hundred eighty (180) days, and (C) have its first day occur less than ten (10) trading days after the last day of any prior Grace Period (the “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Subscribers receive a Grace Period Notice and shall end on and include the later of the date the Subscribers receive the End of Grace Period Notice and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

v. Upon the earlier to occur of (A) the Company delivering to the Subscribers an End of Grace Period Notice or (B) the end of the maximum permissible Grace Period, the Company shall use its commercially reasonable efforts to promptly amend or supplement the Registration Statement on a post-effective basis, if necessary, or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Subscribers to resume sales of the Registrable Securities as soon as possible.

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n. The Company shall enter into such customary agreements and take such other actions as any of the Subscribers or underwriters, if any, may reasonably request in order to expedite and facilitate the disposition of the Registrable Securities covered by a Registration Statement.

5.5. Obligations of the Subscribers.

a. The Company’s obligation to include Registrable Securities in any Registration Statement or amendment including a post-effective amendment, shall be subject to the Subscriber furnishing to the Company in writing such information regarding the Subscriber and the distribution of the Subscriber’s Registrable Securities as the Company may reasonably request, including the completion and execution of a customary selling shareholders’ questionnaire; provided that such information is reasonably necessary for the Company to consummate such registration and shall be used only in connection with such registration. If the Subscriber fails to provide all of the information required by this Section, including but not limited to returning the fully completed selling shareholders’ questionnaire to the Company not later than the later of (i) five (5) Business Days after delivery to the Subscriber by the Company of the form of questionnaire and (ii) five (5) Business Days prior to the anticipated filing date of the Registration Statement, the Company shall have no obligation to include its Registrable Securities in the Registration Statement or, if the Company has elected in its sole discretion to include such Registrable Securities in the Registration Statement before it has received such executed questionnaire (which it shall not be required to do), it may withdraw the Subscriber’s Registrable Securities from the Registration Statement without incurring any liability to the Subscriber in connection therewith.

b. Each Subscriber, by such Subscriber’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Subscriber has notified the Company in writing of such Subscriber’s election to exclude all of such Subscriber’s Registrable Securities from such Registration Statement.

c. Each Subscriber agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.4(m), such Subscriber will discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Subscriber’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(f) or receipt of notice from the Company in writing that no supplement or amendment is required or that the Allowable Grace Period has ended.

d. The Subscriber agrees that during such time as it may be engaged in the distribution of Registrable Securities, it will comply with all laws applicable to such distribution, including Regulation M promulgated under the Exchange Act, and, to the extent required by such laws, will, among other things, not engage in any stabilization activities in connection with the shares of common stock in contravention of such laws.

5.6 Expenses of Registration. All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Article V, including all registration, listing, Blue Sky and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, as well as all other costs and expenses incurred in connection with the Company’s compliance with its obligations under this Agreement, shall be paid by the Company. Each Subscriber shall pay all fees and disbursements, legal fees of its counsel and all underwriting discounts and commissions, broker or similar fees and transfer taxes, if any, relating to the sale or disposition of such Subscriber’s Registrable Securities.

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ARTICLE VI

Tax Matters

6.1 Tax Liabilities Related to the Subject Transaction. Each of the Company and the Subscriber agrees that each Party shall be liable for its own tax liabilities arising from the subject transaction.

6.2 Tax Cooperation and Information Exchange. The Parties agree that they will cooperate with each other in relation to tax matters, and each Party shall provide the other Party with the relevant information requested by the other Party in order for the other Party to complete its necessary tax filing or audit, determine liability for taxes and right to a tax refund, and perform any other tax-related work.

ARTICLE VII

Conditions to Closing

7.1 Conditions to Obligations of the Parties. The obligations of each of the Company and the Subscriber to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or written waiver by the other Party of each of the following conditions:

(a) All Required Governmental Approvals shall have been obtained. For the avoidance of doubt, the Required Governmental Approvals mentioned in this Section 7.1(a) shall not include any post- Closing registrations.

(b) There has been no rule under applicable Laws or judgment, injunction, order or decree that prohibits the consummation of the Closing, or substantively increases the costs of the Company or the Subscriber in connection with the transactions contemplated by this Agreement.

7.2 Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or written waiver by the Company, at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of the Subscriber contained in this Agreement shall be true and correct when made in all material respects and shall be true and correct in all material respects as of the Closing, with the same force and effect as if made at the Closing (except to the extent that such representations and warranties were made as of other date, in which case such representations and warranties shall have been true and correct as of such date).

(b) Where the Subscriber is an entity, the Subscriber shall have delivered to the Company a copy of a resolution of the board of directors of the Subscriber (certified by a duly appointed officer as true and correct) authorizing the execution of and the performance by the Subscriber of its obligations under this Agreement and the Transaction Documents.

(c) The Subscriber shall have performed all of its covenants and agreements required by this Agreement to be so performed by it, prior to or on the Closing, and where the Subscriber is an entity, the Company shall have received a certificate of the Subscriber signed by a duly authorized officer thereof certifying the matters set forth in this Section 7.2.

7.3 Conditions to Obligations of the Subscriber The obligations of the Subscriber to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or written waiver by the Subscriber at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of the Company contained in this Agreement shall be true and correct when made in all material respects and shall be true and correct in all material respects as of the Closing, with the same force and effect as if made at the Closing (except to the extent that such representations and warranties were made as of other date, in which case such representations and warranties shall have been true and correct as of such date).

(b) The Company shall have performed all of its covenants and agreements required by this Agreement to be so performed by it, prior to or on the Closing.

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ARTICLE VIII

Termination

8.1 Termination. This Agreement may be terminated at any time prior to the Closing,

(a) by the Subscriber if:

(i) any event or circumstance has occurred that would cause any of the conditions set forth in Section 7.3 not to be satisfied; or

(ii) any representation or warranty made by the Company in this Agreement has been untrue or inaccurate in any material respect, or any covenant required to be fulfilled prior to the Closing fails to be fulfilled substantively, or the Company fails to comply with any of its covenants or agreements that would cause any of the conditions set forth in Section 7.3(a) not to be satisfied and such breach has not been cured by the Company within thirty (30) days upon giving of written notice of such breach by the Subscriber;

(b) by the Company if:

(i) any event or circumstance has occurred that would cause any of the conditions set forth in Section 7.2 not to be satisfied; or

(ii) any representation or warranty made by the Subscriber in this Agreement has been untrue or inaccurate in any material respect, or any covenant required to be fulfilled prior to the Closing fails to be fulfilled substantively, or the Subscriber fails to comply with any of its covenants or agreements that would cause any of the conditions set forth in Section 7.2 not to be satisfied and such breach has not been cured by the Subscriber within thirty (30) days upon giving of written notice of such breach by the Company;

(c) by either the Company or the Subscriber, if the Closing shall not have occurred by March 31, 2025; provided, however, that the right to terminate this Agreement under this Section 8.1(c) shall not be available to either Party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(d) by either the Company or the Subscriber, if any Governmental Authority shall have issued any order, decree, decision or shall have taken any other action, and such order, decree, decision or action that would enjoin or otherwise prohibit the transactions contemplated by this Agreement shall have become final and non- appealable; or

(e) by the mutual written consent of the Company and the Subscriber.

8.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1(d) or (e), this Agreement shall forthwith become void and there shall be no liability on the part of either Party hereto unless otherwise set forth in this Agreement or agreed by the Parties. Nothing herein shall relieve either party hereto from liability for any breach of this Agreement and the defaulting Party shall be liable to the other Party for its losses.

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ARTICLE IX

Indemnification

9.1 Indemnification.

(a) Indemnification by the Company. From and after the Closing Date and subject to Section 9.3, the Company shall indemnify and hold the Subscriber, its Affiliates and their respective directors, officers, agents, successors and assigns (the “Subscriber Indemnitees”) harmless from and against any losses, claims, damages, liabilities, judgments, fines, obligations, cost and expenses, including but not limited to any investigative, legal and other expenses (collectively, “Losses”) incurred by any Subscriber Indemnitee as a result of or arising out of: (i) breach of any representation or warranty of the Company contained in Article III; or (ii) violation or nonperformance, partial or total, of any covenant or agreement of the Company contained in this Agreement.

(b) Indemnification by the Subscriber. From and after the Closing Date and subject to Section 10.8, the Subscriber shall indemnify and hold the Company, its Affiliates and their respective directors, officers, agents, successors and assigns (the “Company Indemnitees”) harmless from and against any Losses incurred by any Company Indemnitee as a result of or arising out of: (i) breach of any representation or warranty of the Subscriber contained in Article IV; or (ii) violation or nonperformance, partial or total, of any covenant or agreement of the Subscriber contained in this Agreement.

9.2 Procedures Relating to Indemnification.

(a) Any party seeking indemnification under Section 9.1 (an “Indemnified Party”) shall promptly give the Party from whom indemnification is being sought (an “Indemnifying Party”) notice of any matter which such Indemnified Party has determined has given or would reasonably be expected to give rise to a right of indemnification under this Agreement stating in reasonable detail the factual basis of the claim to the extent known by the Indemnified Party, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises; provided that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article IX except to the extent the Indemnifying Party is materially prejudiced by such failure. With respect to any recovery or indemnification sought by an Indemnified Party from the Indemnifying Party that does not involve a Third Party Claim, if the Indemnifying Party does not notify the Indemnified Party within thirty (30) days from its receipt of the notice from the Indemnified Party that the Indemnifying Party disputes such claim, the Indemnifying Party shall be deemed to have accepted and agreed with such claim. If the Indemnifying Party has disputed a claim for indemnification (including any Third Party Claim), the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution to such dispute. If the Indemnifying Party and the Indemnified Party cannot resolve such dispute in thirty (30) days after delivery of the dispute notice by the Indemnifying Party, such dispute shall be resolved by arbitration pursuant to Section 10.10.

(b) If an Indemnified Party shall receive notice of any claim or demand asserted by a third party (each, a “Third Party Claim”) against it or which may give rise to a claim for Loss under this Article IX, within thirty (30) days of the receipt of such notice, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim; provided that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article IX except to the extent that the Indemnifying Party is materially prejudiced by such failure. If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then the Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within fifteen (15) days of the receipt of such notice from the Indemnified Party; provided that that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party in its sole and absolute discretion for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel in each jurisdiction for which the Indemnified Party determines counsel is required, at the Indemnifying Party’s expense. In the event that the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party.

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9.3 Limitation on Liability. Absent fraud, intentional misrepresentation or willful breach, the maximum aggregate liabilities of the Indemnifying Party in respect of Losses suffered by the Indemnified Parties pursuant to Section 9.1(a) or 9.2(b) shall not in any event be greater than the aggregate Purchase Price.

ARTICLE X

General Provisions

10.1 Expenses. Except as otherwise provided in this Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be borne by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

10.2 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by facsimile or via registered mail to the respective parties hereto. Notices to the Subscriber will be directed to the address of the Subscriber set forth on the Signature Page of this Agreement and notices to the Company will be directed to the following address:

Agape ATP Corporation

Lot 1705-1708, 17th Floor, Tower 2,

Faber Towers, Jalan Desa Bahagia, Taman Desa,

58100 Kuala Lumpur, Malaysia.

Attention:

Email:

With a copy (which shall not constitute notice) to:

Sichenzia Ross Ference Carmel LLP

1185 6th Ave 31st fl, New York, NY 10036, United States

Attention: Huan Lou, Esq.

Email:

10.3 Public Announcements. The Subscriber will not make (and will use its reasonable best efforts to ensure that its Affiliates and representatives do not make) any news release or public disclosure with respect to this Agreement and any of the transactions contemplated hereby, without first consulting with the Company and, in each case, also receiving the Company’s consent (which shall not be unreasonably withheld or delayed); provided that in the event the Subscriber is advised by its outside legal counsel that a particular disclosure is required by Law, it shall be permitted to make such disclosure but shall be obligated to use its reasonable best efforts to consult with the Company and take its comments into account with respect to the content of such disclosure before issuing such disclosure. Each of the Parties hereto shall comply with the requirements on disclosure of interests under the securities exchange laws and regulations of the U.S.

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10.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

10.5 Entire Agreement; Conflict. This Agreement and other Transaction Documents constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and covenants, both written and oral, between the Company and the Subscriber with respect to the subject matter hereof and thereof. In case of any conflict between the provisions of this Agreement and those of any other Transaction Documents, the provisions of this Agreement shall prevail.

10.6 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, which will become the new parties hereto. Without the express written consent of the Company and the Subscriber (such consent shall be granted or withheld by the Company or the Subscriber in its own discretion), this Agreement shall not be assigned by operation of Law or otherwise.

10.7 Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, Company and Subscriber; or (b) by a waiver in accordance with Section 10.7.

10.8 Waiver. Either Party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other Party; (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered by the other Party pursuant to this Agreement; or (c) waive compliance with any of the agreements of the other Party or conditions to such obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by any Party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.9 No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, except as expressly provided in this Agreement.

10.10 Governing Law; Arbitration. This Agreement and all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the state of New York without giving effect to any choice or conflict of law provision or rule thereof. Each of the Company and the Subscriber hereby submits to the exclusive jurisdiction of the United States federal and state courts located in New York, New York, with respect to any dispute arising under the Transaction Documents or the transactions contemplated thereby.

10.11 Counterparts. This Agreement may be executed and delivered (including by facsimile) in one or more counterparts, and by the Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, each Subscriber and the Company have caused their respective signature page to this Subscription Agreement to be duly executed as of the date first written above.

SUBSCRIBER:

Name:

Address:

Email address:

Number Of Shares of Common Stock Subscribed For:

Purchase Price Per Share:

Aggregate Purchase Price:

[Signature Page to Subscription Agreement]

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IN WITNESS WHEREOF, each Subscriber and the Company have caused their respective signature page to this Subscription Agreement to be duly executed as of the date first written above.

COMPANY:
AGAPE ATP CORPORATION

By:
Name:	How Kok Choong
Title:	Chief Executive Officer

[Signature Page to Subscription Agreement]

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Disclosure Schedules

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